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                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-03260) pertaining to the Littelfuse, Inc. 401(k) Savings
(Plan), of our report dated May 10, 2002, with respect to the financial statements and schedule of the Littelfuse, Inc. 401(k) Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2001.




Chicago, Illinois                                  Ernst & Young LLP
June 26, 2002